Exhibit 10.2

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of April 28, 2014 (this “Amendment”) is entered into among FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, a Georgia limited liability company (the “Company”), the Designated Borrowers party hereto, the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS the Company is party to that certain Credit Agreement dated as of June 22, 2011 by and among the Company, the Designated Borrowers from time to time party thereto, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., in its capacity as Administrative Agent, L/C Issuer and Swing Line Lender (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. The Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added to Section 1.01 in the appropriate alphabetical order and shall read as follows:

“Closing Certificate” means that certain Officer’s Closing Certificate dated as of April 28, 2014 executed by the Company in favor of the Administrative Agent and the Lenders.

“Rate Determination Date” means two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent).

“Specified Equity Sale” shall have the meaning given thereto in the Closing Certificate.

“Specified Investments” shall have the meaning given thereto in the Closing Certificate.

“Unrestricted Subsidiary” shall have the meaning given thereto in the Closing Certificate.

(b) The definitions of “Consolidated Net Income,” “Eurocurrency Base Rate,” “Fleetcor Australia” and “Subsidiary” in Section 1.01 are each hereby amended and restated in their entireties to read as follows:

“Consolidated Net Income” means, for any period, for the Parent and its Subsidiaries on a consolidated basis, the net income of the Parent and its Subsidiaries (excluding extraordinary gains) for that period, as determined in accordance with GAAP. For the avoidance of doubt, Consolidated Net Income shall exclude any income (or loss) for such period of the Unrestricted Subsidiary and its subsidiaries; provided that Consolidated Net Income shall include (without duplication) the Parent’s equity in the net income of the Unrestricted Subsidiary and its subsidiaries for such period up to the amount of cash actually distributed by the Unrestricted Subsidiary to the Parent or any Subsidiary during such period as a dividend or other distribution.

“Eurocurrency Base Rate” means:

(a) for any Interest Period with respect to a Eurocurrency Rate Loan:

(i) with respect to a Eurocurrency Rate Loan denominated in Dollars or in an Alternative Currency, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at or about 11:00 a.m. (London time) on the Rate Determination Date, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period;

(ii) with respect to a Eurocurrency Rate Loan denominated in Australian Dollars, the rate per annum equal to the Bank Bill Swap Reference Bid Rate (“BBSY”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:30 a.m. (Melbourne, Australia time) on the Rate Determination Date with a term equivalent to such Interest Period; and

(iii) with respect to a Eurocurrency Rate Loan denominated in New Zealand Dollars, the rate per annum equal to the Bank Bill Reference Bid Rate (“BKBM”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:45 a.m. (Auckland, New Zealand time) on the Rate Determination Date with a term equivalent to such Interest Period; and

(b) for any interest rate calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at approximately 11:00 a.m. London time determined two Business Days prior to such date for Dollar deposits being delivered in the London interbank market for deposits in Dollars with a term of one month commencing that day;

provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied as otherwise reasonably determined by the Administrative Agent.

“FleetCor Australia” means Business Fuel Cards Pty Ltd (formerly FleetCor Technologies Australia Pty Ltd), ACN 161 721 106, a proprietary limited company registered under the Corporations Act 2001 and taken to be registered in Victoria, Australia.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Voting Stock is at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent; provided, however that “Subsidiary” shall not refer to or include (i) FleetCor Funding, LLC or any other Subsidiary formed as a special purpose entity in connection with a Receivables Facility or (ii) the Unrestricted Subsidiary or any of the Unrestricted Subsidiary’s direct or indirect subsidiaries.

(c) The definitions of “Australian Reference Banks” and “New Zealand Reference Banks” are hereby deleted from Section 1.01.

(d) Section 1.08 is hereby amended and restated in its entirety to read as follows:

  1.08 Times of Day; Rates.

Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurodollar Rate” or with respect to any comparable or successor rate thereto.

(e) Section 2.05(b)(ii) is hereby amended and restated in its entirety to read as follows:

(ii) Dispositions and Involuntary Dispositions. The Company shall prepay the Loans and/or Cash Collateralize the L/C Obligations as hereafter provided in an aggregate amount equal to 100% of the Net Cash Proceeds of all Dispositions (other than the Specified Equity Sale) and Involuntary Dispositions to the extent such Net Cash Proceeds are not reinvested in Eligible Assets within 360 days of the date of such Disposition or Involuntary Disposition. Any prepayment pursuant to this clause (ii) shall be applied as set forth in clause (iv) below.

(f) Section 7.02 is hereby amended by: (i) deleting the word “and” appearing after the semi-colon in subsection (e); (ii) amending and restating subsection (f) in its entirety to read as set forth below; and (iii) adding a new subsection (g) as set forth below:

(f) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), for any period in which the Parent or any of its Subsidiaries beneficially owns (directly or indirectly) a majority of the shares of Voting Stock of the Unrestricted Subsidiary (or the Unrestricted Subsidiary is otherwise consolidated with the Parent and its Subsidiaries for purposes of the financial statements referred to in Sections 7.01(a) and (b)), unaudited consolidating financial statements reflecting adjustments necessary to eliminate the accounts and results of operations of the Unrestricted Subsidiary and its subsidiaries from such financial statements delivered pursuant to Section 7.01(a) or (b), all in reasonable detail and certified by a Responsible Officer of the Parent as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Parent and its Subsidiaries (excluding the Unrestricted Subsidiary and its subsidiaries) in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and

(g) promptly, such additional information regarding the business, financial or corporate affairs of any Loan Party or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.

(g) The phrase “Sections 5.01(f) and (g)” appearing in Section 7.12(b) is hereby deleted and the phrase “Sections 5.01(d) and (e)” is hereby inserted in lieu thereof.

(h) Section 8.02 is hereby amended by: (i) amending and restating subsection (g) in its entirety to read as set forth below; (ii) deleting the word “and” appearing after the semi-colon in subsection (q); (iii) amending and restating subsection (r) in its entirety to read as set forth below; and (iv) adding a new subsection (s) as set forth below:

(g) Guarantees permitted by Section 8.03 (other than Guarantees of Indebtedness of the Unrestricted Subsidiary or any of its direct or indirect subsidiaries, it being understood that Guarantees of Indebtedness of such Persons shall be subject to, and governed by, Section 8.02(s));

(r) the Specified Investments, provided that, at the time of each such Specified Investment and both before and after giving effect thereto (including the incurrence of any Indebtedness in connection therewith), (i) no Default or Event of Default exists and (ii) the Parent and its Subsidiaries are in compliance with the financial covenants set forth in Section 8.11 on a Pro Forma Basis as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 7.01(a) or (b); and

(s) other Investments in an aggregate outstanding amount not to exceed at any time the greater of (x) $35,000,000 and (ii) 7.5% of total consolidated revenues of the Parent and its Subsidiaries determined as of the most recent fiscal year end of the Parent and its Subsidiaries for which relevant financial information is available.

(i) The proviso appearing after the semi-colon in Section 8.05 is hereby amended and restated in its entirety to read as follows:

provided, however, that (x) the assets of any Subsidiary acquired pursuant to a Permitted Acquisition may be Disposed of within one year of the date of such Permitted Acquisition if such assets are not core assets of such acquired Subsidiary or if such Disposition is reasonably required or advisable for regulatory or competitive reasons, and (y) the Specified Investments and the Specified Equity Sale shall not be prohibited by this Section 8.05 (without limiting the effect of any other provision of this Agreement to which the Specified Investments and the Specified Equity Sale are subject).

2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by (i) a Responsible Officer of the Company, the Designated Borrowers and the Guarantors and (ii) the Required Lenders.

(b) Receipt by the Administrative Agent of the Closing Certificate duly executed by a Responsible Officer of the Company.

(c) There shall not have occurred, since the date of the financial statements most recently delivered to the Administrative Agent pursuant to subsections (a) and (b) of Section 7.01 of the Credit Agreement, any event or circumstance that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(d) Receipt by the Administrative Agent of all costs and expenses of the Administrative Agent (including reasonable fees and expenses of its legal counsel) in connection with this Amendment and the Loan Documents to the extent invoiced as of the date hereof (without prejudice to a final settling of accounts between the Administrative Agent and the Company).

3. Miscellaneous.

(a) The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended hereby.

(b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, the Closing Certificate and the transactions contemplated hereby and thereby, (ii) affirms all of its obligations under the Credit Agreement (as amended hereby) and the other Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c) Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(i) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not (A) contravene the terms of any of such Person’s Organization Documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (I) any material Contractual

Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (II) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (C) violate any Law.

(ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, subject to laws generally affecting creditors’ rights, to statutes of limitations and to principles of equity.

(iii) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or the Credit Agreement as amended hereby.

(iv) The representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 3(c)(iv), the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 7.01 of the Credit Agreement.

(v) No Default has occurred and is continuing or would result from the transactions contemplated by this Amendment.

(vi) The Persons signing this Amendment as Guarantors include all of the Subsidiaries existing as of the date of this Amendment that are required to become Guarantors pursuant to the Credit Agreement.

(d) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or in any other electronic format (such as .pdf format) shall be effective as delivery of a manually executed original counterpart of this Amendment.

(e) This Amendment is a Loan Document for all purposes. The Closing Certificate and the contents thereof are hereby incorporated by reference into this Amendment and the Credit Agreement.

(f) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS AMENDMENT SHALL BE FURTHER SUBJECT TO THE TERMS AND CONDITIONS OF SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT, THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

COMPANY:	FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC,
a Georgia limited liability company

	By:	/s/ Steve Pisciotta
	Name:	Steve Pisciotta
	Title:	Director

DESIGNATED BORROWERS:	FLEETCOR UK ACQUISITION LIMITED,
a private limited company registered in England and Wales

	By:	/s/ Steve Pisciotta
	Name:	Steve Pisciotta
	Title:	Director

ALLSTAR BUSINESS SOLUTIONS LIMITED,
a private limited company registered in England and Wales

	By:	/s/ Steve Pisciotta
	Name:	Steve Pisciotta
	Title:	Director

BUSINESS FUEL CARDS PTY LTD (formerly FleetCor Technologies Australia Pty Ltd), a proprietary limited company registered in Australia, in accordance with section 127 of the Corporations Act 2001 (Cth)

	By:	/s/ Steve Pisciotta
	Name:	Steve Pisciotta
	Title:	Director

	By:	/s/ Eric Dey
	Name:	Eric Dey
	Title:	Director

FLEETCOR TECHNOLOGIES NEW ZEALAND LIMITED,
a company registered in New Zealand

	By:	/s/ Steve Pisciotta
	Name:	Steve Pisciotta
	Title:	Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC

FOURTH AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:	FLEETCOR TECHNOLOGIES, INC.,
a Delaware corporation

	By:	/s/ Steve Pisciotta
	Name:	Steve Pisciotta
	Title:	Treasurer

CFN HOLDING CO.,
a Delaware corporation

	By:	/s/ Steve Pisciotta
	Name:	Steve Pisciotta
	Title:	Treasurer

CLC GROUP, INC.,
a Delaware corporation

	By:	/s/ Steve Pisciotta
	Name:	Steve Pisciotta
	Title:	Treasurer

CORPORATE LODGING CONSULTANTS, INC.,
a Kansas corporation

	By:	/s/ Steve Pisciotta
	Name:	Steve Pisciotta
	Title:	Treasurer

CREW TRANSPORTATION SPECIALISTS, INC.,
a Kansas corporation

	By:	/s/ Steve Pisciotta
	Name:	Steve Pisciotta
	Title:	Treasurer

MANNATEC, INC.,
a Georgia corporation

	By:	/s/ Steve Pisciotta
	Name:	Steve Pisciotta
	Title:	Treasurer

FLEETCOR FUEL CARDS LLC,
a Delaware limited liability company

	By:	/s/ Steve Pisciotta
	Name:	Steve Pisciotta
	Title:	Treasurer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC

FOURTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Angela Larkin
	Name:	Angela Larkin
	Title:	AVP

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC

FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

	By:	/s/ Ryan Maples
	Name:	Ryan Maples
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Lex Mayors
	Name:	Lex Mayors
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

	By:	/s/ Bob Bryant
	Name:	Bob Bryant
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Susan J. Dimmick
	Name:	Susan J. Dimmick
	Title:	Senior Vice President

LLOYDS BANK PLC,
as a Lender

	By:	/s/ Daven Popat
	Name:	Daven Popat
	Title:	Senior Vice President

	By:	/s/ Dennis McClellen
	Name:	Dennis McClellen
	Title:	Senior Vice President

BARCLAYS BANK PLC,
as a Lender

	By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC

FOURTH AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Geoffrey Smith
Name:	Geoffrey Smith
Title:	Senior Vice President

REGIONS BANK,
as a Lender

By:	/s/ Knight D. Kieffer
Name:	Knight D. Kieffer
Title:	Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Michelle Latzom
Name:	Michelle Latzom
Title:	Authorized Signatory

RBS CITIZENS, N.A.,
as a Lender

By:	/s/ Judith A. Huckins
Name:	Judith A. Huckins
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Bradley B. Sands
Name:	Bradley B. Sands
Title:	Assistant Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:	/s/ Dan Fahey
Name:	Dan Fahey
Title:	Vice President

By:	/s/ Juliette Cohen
Name:	Juliette Cohen
Title:	Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC

FOURTH AMENDMENT TO CREDIT AGREEMENT

SYNOVUS BANK,
as a Lender

By:	/s/ William Buchy
Name:	William Buchy
Title:	Corporate Banker

COMPASS BANK,
as a Lender

By:	/s/ April Chan
Name:	April Chan
Title:	Senior Vice President

COMMUNITY & SOUTHERN BANK,
as a Lender

By:	/s/ Brian R. McLean
Name:	Brian R. McLean
Title:	SVP, Director Corporate Banking

RAYMOND JAMES BANK, N.A.
as a Lender

By:	/s/ Joseph A. Ciccolini
Name:	Joseph A. Ciccolini
Title:	Vice President—Senior Corporate Banker

MEGA INTERNATIONAL COMMERCIAL BANK,
as a Lender

By:
Name:
Title:

TD BANK N.A.,
as a Lender

By:	/s/ Craig Welch
Name:	Craig Welch
Title:	Senior Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC

FOURTH AMENDMENT TO CREDIT AGREEMENT